CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Contingent Liabilities [Abstract]
CONTINGENCIES
35 ■ Contingencies

Certain conditions may exist as of the date the financial statements are issued that may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The impact of any resulting loss from such matters affecting these financial statements and noted below may be material.

Litigation and Claims
In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company with assistance from its legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

Proposed Canadian Securities Class Actions (Pascua-Lama)
Between April and September 2014, eight proposed class actions were commenced against the Company in Canada in connection with the Pascua-Lama project. Four of the proceedings were commenced in Ontario, two were commenced in Alberta, one was commenced in Saskatchewan, and one was commenced in Quebec. The proceedings alleged that the Company made false and misleading statements to the investing public relating to (among other things) capital cost and schedule estimates for the Pascua-Lama project (the “Project”), environmental compliance matters in Chile, as well as alleged internal control failures and certain accounting-related matters.
Two of the Ontario proceedings were subsequently consolidated into one proceeding. That consolidated proceeding and the Quebec proceeding have moved ahead in the manner described below. None of the other five proceedings has been pursued. One was never served, one was dismissed on consent, two were discontinued and one was stayed by Court order.
The Statement of Claim in the remaining Ontario proceeding indicates that the proposed representative plaintiffs purport to seek damages on behalf of any person who acquired Barrick securities during the period from May 7, 2009 to November 1, 2013. The defendants in this proceeding are the Company and Aaron Regent, Jamie Sokalsky, Ammar Al-Joundi and Peter Kinver (all of whom are former officers of the Company), and the claim for damages is stated to be more than $3 billion. In August 2018, the Company and other defendants delivered their Statement of Defence. In June 2019, plaintiffs’ counsel indicated that they are pursuing claims only in respect of the period from July 28, 2011 to November 1, 2013.
The Quebec proceeding purports to be on behalf of any person who resides in Quebec and acquired Barrick securities during the period from May 7, 2009 to November 1, 2013. However, the parties agreed that, by operation of the applicable statute of limitations, statutory secondary market misrepresentation claims could only be pursued in respect of the period from April 30, 2011 to November 1, 2013. The focus of the Quebec proceeding is on allegations concerning the Company’s public disclosures relating to matters of environmental compliance. The defendants are the Company and Messrs. Regent, Sokalsky, Al-Joundi and Kinver, and an unspecified amount of damages is being sought. No Statement of Defence has been filed or is required to be filed at this stage.
In both Ontario and Quebec, the proposed representative plaintiffs have brought motions seeking: (i) leave of the Court to proceed with statutory secondary market misrepresentation claims pursuant to provincial securities legislation; and (ii) orders certifying the actions as class actions, and therefore allowing the proposed representative plaintiffs to pursue statutory secondary market misrepresentation claims and other claims on behalf of the proposed classes.
In the Quebec proceeding, both motions were heard in May 2019 with additional oral submissions in December 2019. In March 2020, the Superior Court of Quebec denied both motions. As a result, subject to appeal, the proposed representative plaintiff cannot pursue the statutory secondary market misrepresentation claims, and can only pursue his other purported claims on an individual basis rather than on behalf of other shareholders. The proposed representative plaintiff has filed an appeal. The hearing of that appeal has not yet been scheduled.
In the Ontario proceeding, the motion for leave to proceed with statutory secondary market misrepresentation claims was heard in July 2019. In October 2019, the Ontario Superior Court of Justice dismissed all but one of those claims, and dismissed all of the statutory secondary market misrepresentation claims as against Mr. Regent and Mr. Kinver. With respect to the sole remaining statutory secondary market misrepresentation claim, the Court denied leave to proceed in respect of securityholders other than common shareholders. The sole remaining statutory secondary market misrepresentation claim pertains to a statement concerning the water management system in Chile made by the Company in its Management's Discussion and Analysis for the second quarter of 2012. The Company filed a motion in the Divisional Court for leave to appeal the decision to allow that claim to proceed, which was denied in October 2020. The proposed representative plaintiffs filed an appeal to the Ontario Court of Appeal in respect of the claims that were dismissed, which was heard over two days in November 2020.
On February 19, 2021, the Ontario Court of Appeal allowed the proposed representative plaintiffs’ appeal in part. The Ontario Court of Appeal set aside the Ontario Superior Court’s decision dismissing statutory secondary market misrepresentation claims pertaining to the Company’s capital cost and scheduling estimates as well as to certain accounting and financial reporting issues, and remitted to the Ontario Superior Court the issue of whether leave to proceed should be granted in respect of those claims. The Ontario Court of Appeal upheld the Ontario Superior Court’s decision dismissing statutory secondary market misrepresentation claims pertaining to certain environmental matters in Chile. The Company subsequently filed an application for leave to appeal to the Supreme Court of Canada. This application was dismissed on July 29, 2021.
As a result, the case has been returned to the Ontario Superior Court, which will determine anew whether to grant leave to proceed with the balance of the plaintiffs’ statutory secondary market misrepresentations claims. The Superior Court heard the Plaintiffs’ motion for leave to proceed in respect of those claims in January 2022. The Court has reserved its judgment.
The motion for class certification in Ontario has not yet been heard. The Ontario Superior Court has indicated that it currently does not intend to hear that motion until after the plaintiffs’ motion for leave to proceed in respect of the balance of their statutory secondary market misrepresentation claims is determined.
The Company intends to vigorously defend the remaining proposed Canadian securities class actions. No amounts have been recorded for any potential liability arising from any of the proposed class actions, as the Company cannot reasonably predict the outcome.

Pascua-Lama – SMA Regulatory Sanctions
In May 2013, Compañía Minera Nevada (“CMN”), Barrick’s Chilean subsidiary that holds the Chilean portion of the Project, received a Resolution (the “Original Resolution”) from Chile’s environmental regulator (the Superintendencia del Medio Ambiente, or “SMA”) that requires CMN to complete the water management system for the Project in accordance with the Project’s environmental permit before resuming construction activities in Chile. The Original Resolution also required CMN to pay an administrative fine of approximately $16 million for deviations from certain requirements of the Project’s Chilean environmental approval, including a series of reporting requirements and instances of non-compliance related to the Project’s water management system. CMN paid the administrative fine in May 2013.
In June 2013, CMN began engineering studies to review the Project’s water management system in accordance with the Original Resolution. The studies were suspended in the second half of 2015 as a result of CMN’s decision to file a temporary and partial closure plan for the Project. The review of the Project’s water management system may require a new environmental approval and the construction of additional water management facilities.
In June 2013, a group of local farmers and indigenous communities challenged the Original Resolution. The challenge, which was brought in the Environmental Court of Santiago, Chile (the “Environmental Court”), claimed that the fine was inadequate and requested more severe sanctions against CMN including the revocation of the Project’s environmental permit. The SMA presented its defense of the Original Resolution in July 2013. On August 2, 2013, CMN joined as a party to this proceeding and vigorously defended the Original Resolution. On March 3, 2014, the Environmental Court annulled the Original Resolution and remanded the matter back to the SMA for further consideration in accordance with its decision (the “Environmental Court Decision”). In particular, the Environmental Court ordered the SMA to issue a new administrative decision that recalculated the amount of the fine to be paid by CMN using a different methodology and addressed certain other errors it identified in the Original Resolution. The Environmental Court did not annul the portion of the Original Resolution that required the Company to halt construction on the Chilean side of the Project until the water management system is completed in accordance with the Project’s environmental permit. On December 30, 2014, the Chilean Supreme Court declined to consider CMN’s appeal of the Environmental Court Decision on procedural grounds. As a result of the Supreme Court’s ruling, on April 22, 2015, the SMA reopened the administrative proceeding against CMN in accordance with the Environmental Court Decision.
On April 22, 2015, CMN was notified that the SMA had initiated a new administrative proceeding for alleged deviations from certain requirements of the Project’s environmental approval, including with respect to the Project’s environmental impact and a series of monitoring requirements. In May 2015, CMN submitted a compliance program to address certain of the allegations and presented its defense to the remainder of the alleged deviations. The SMA rejected CMN’s proposed compliance program on June 24, 2015, and denied CMN’s administrative appeal of that decision on July 31, 2015. On December 30, 2016, the Environmental Court rejected CMN’s appeal and CMN declined to challenge this decision.
On June 8, 2016, the SMA consolidated the two administrative proceedings against CMN into a single proceeding encompassing both the reconsideration of the Original Resolution in accordance with the decision of the Environmental Court and the alleged deviations from the Project’s environmental approval notified by the SMA in April 2015.
On January 17, 2018, CMN received the revised resolution (the “Revised Resolution”) from the SMA, in which the environmental regulator reduced the original administrative fine from approximately $16 million to $11.5 million and ordered the closure of existing surface facilities on the Chilean side of the Project in addition to certain monitoring activities. The Revised Resolution does not revoke the Project’s environmental approval. CMN filed an appeal of the Revised Resolution on February 3, 2018 with the First Environmental Court of Antofagasta (the “Antofagasta Environmental Court”).
On October 12, 2018, the Antofagasta Environmental Court issued an administrative ruling ordering review of the significant sanctions ordered by the SMA. CMN was not a party to this process. In its ruling, the Antofagasta Environmental Court rejected four of the five closure orders contained in the Revised Resolution and remanded the related environmental infringements back to the SMA for further consideration. A new resolution from the SMA with respect to the sanctions for these four infringements could include a range of potential sanctions, including additional fines, as provided in the Chilean legislation. The Antofagasta Environmental Court upheld the SMA’s decision to order the closure of the Chilean side of the Project for the fifth infringement.
Following the issuance of the Revised Resolution, the Company reversed the estimated amount previously recorded for any additional proposed administrative fines in this matter. In addition, the Company reclassified Pascua-Lama’s proven and probable gold reserves as measured and indicated resources and recorded a pre-tax impairment of $429 million in the fourth quarter of 2017. No additional amounts have been recorded for any potential liability arising from the Antofagasta Environmental Court’s October 12, 2018 ruling and subsequent review by the SMA, as the Company cannot reasonably predict any potential losses and the SMA has not issued any additional proposed administrative fines.
On March 14, 2019, the Chilean Supreme Court annulled the October 12, 2018 administrative decision of the Antofagasta Environmental Court on procedural grounds and remanded the case back to the Environmental Court for review by a different panel of judges.  The Chilean Supreme Court did not review the merits of the Revised Resolution, which remains in effect.
On September 17, 2020, the Antofagasta Environmental Court issued a ruling in which it upheld the closure order and sanctions imposed on CMN by the SMA in the Revised Resolution from January 2018. As part of its ruling, the Environmental Court also ordered the SMA to reevaluate certain environmental infringements contained in the Revised Resolution which may result in the imposition of additional fines against CMN. The Company confirmed that it will not appeal the Environmental Court’s decision, and the Chilean side of the Pascua-Lama project will now be transitioned to closure in accordance with that ruling.
On October 6, 2020, a group of local farmers challenged the Environmental Court’s decision. The challenge, which was brought before the Chilean Supreme Court, claims that the fines imposed by the SMA were inadequate and seeks to require the SMA to issue additional and more severe sanctions against CMN. The Chilean Supreme Court has accepted the appeal and the parties have presented their arguments on the merits. The decision of the Chilean Supreme Court is pending.

Veladero – Operational Incidents and Associated Proceedings
Minera Andina del Sol SRL (formerly, Minera Argentina Gold SRL) (“MAS”), the joint venture company that operates the Veladero mine, is the subject of various regulatory proceedings related to operational incidents at the Veladero Valley Leach Facility (“VLF”) occurring in March 2017 (the “March 2017 incident”), September 2016 (the “September 2016 incident”) and September 2015 (the “September 2015 incident”), and involving the San Juan Provincial mining authority, the Argentine federal government, and certain residents of Jachal, Argentina. Regulatory authorities were notified following the occurrence of each of these incidents, and remediation and/or monitoring activities were undertaken as appropriate. Although the September 2015 incident resulted in the release of cyanide-bearing process solution into a nearby waterway, environmental monitoring conducted by MAS and an independent third party has demonstrated that the incident posed no risk to human health at downstream communities. Monitoring and inspection following the September 2016 incident and remediation and inspection following the March 2017 incidents confirmed that those incidents did not result in any long-term environmental impacts.

Regulatory Proceedings and Actions
San Juan Provincial Regulatory Proceedings
On October 9, 2015, the San Juan Provincial mining authority initiated an administrative sanction process against MAS for alleged violations of the Mining Code relating to the September 2015 incident. MAS was formally notified of the imposition of an administrative fine in connection with the incident on March 15, 2016. MAS sought reconsideration of certain aspects of the decision but paid the administrative fine of approximately $10 million (at the then-applicable Argentine peso to U.S. dollar exchange rate) while the request for reconsideration was pending. After the San Juan government rejected MAS’ administrative appeal of this decision, on September 5, 2017, the Company commenced a legal action to continue challenging certain aspects of the decision before the San Juan courts, which is ongoing.
MAS is also the subject of a consolidated provincial regulatory proceeding related to the September 2016 incident and the March 2017 incident. MAS received notice of a resolution on December 27, 2017, from the San Juan Provincial mining authority requiring payment of an administrative fine of approximately $5.6 million (calculated at the prevailing exchange rate on December 31, 2017) for both the September 2016 incident and the March 2017 incident. On January 23, 2018, in accordance with local requirements, MAS paid the administrative fine and filed a request for reconsideration with the San Juan Provincial mining authority. MAS was notified in March 2018 that the San Juan Provincial mining authority had rejected the request for reconsideration of the administrative fine. A further appeal will be heard and decided by the Governor of San Juan.

Provincial Amparo Action
Following the March 2017 incident, an “amparo” protection action (the “Provincial Amparo Action”) was filed against MAS in the Jachal First Instance Court, San Juan Province (the “Jachal Court”) by individuals who claimed to be living in Jachal, San Juan Province, Argentina, seeking the cessation of all activities at the Veladero mine or, alternatively, a suspension of the mine’s leaching process. On March 30, 2017, the Jachal Court rejected the request for an injunction to cease all activities at the Veladero mine, but ordered, among other things, the suspension of the leaching process. The Jachal Court lifted the leaching process suspension in June 2017. The Jachal Court tried to join this proceeding with the Federal Amparo Action (as defined below), triggering a jurisdictional dispute. On December 26, 2019, the Argentine Supreme Court ruled on the jurisdictional dispute in favor of the Federal Court in connection with the Federal Amparo Action described below, meaning that the Jachal Court has retained jurisdiction over the Provincial Amparo Action and the two amparo actions were not effectively joined. The Provincial Amparo Action case file has not yet been remitted to the Jachal Court by the Supreme Court (see “Federal Amparo Action” below).

Federal Amparo Action
On April 4, 2017, the National Minister of Environment of Argentina filed an amparo protection action in the Federal Court in connection with the March 2017 incident (the “Federal Amparo Action”) seeking an order requiring the cessation and/or suspension of activities at the Veladero mine. MAS submitted extensive information to the Federal Court about the incident, the then-existing administrative and provincial judicial suspensions, the remedial actions taken by the Company and the lifting of the suspension orders described in the Provincial Amparo Action above, and challenged the jurisdiction of the Federal Court as well as the standing of the National Minister of Environment and requested that the matter be remanded to the Jachal Court. The Province of San Juan also challenged the jurisdiction of the Federal Court in this matter. On December 26, 2019, the Argentine Supreme Court ruled on the jurisdictional dispute in favor of the Federal Court. The Company was notified on October 1, 2020, that the National Ministry of the Environment had petitioned the Federal Court to resume the proceedings following the Supreme Court’s decision that the Federal Court is competent to hear the case. The
Federal Court ordered the resumption of the proceedings on February 19, 2021.

Civil Action
On December 15, 2016, MAS was served notice of a civil action filed before the San Juan Provincial Court by certain persons allegedly living in Jachal, San Juan Province, claiming to be affected by the Veladero mine and, in particular, the VLF. The plaintiffs requested a court order that MAS cease leaching metals with cyanide solutions, mercury and other similar substances at the mine and replace that process with one that is free of hazardous substances, implement a closure and remediation plan for the VLF and surrounding areas, and create a committee to monitor this process. These claims were supplemented by new allegations that the risk of environmental damage had increased as a result of the March 2017 incident. MAS replied to the lawsuit in February 2017 and it also responded to the supplement claim and intends to continue defending this matter vigorously.

Criminal Matters
Provincial Criminal Proceedings
In August 2017, the San Juan Court of Appeals confirmed criminal indictments against eight current and former MAS employees in connection with the September 2015 incident (the “Provincial Criminal Action”). MAS is not a party to the Provincial Criminal Action. On August 23, 2018, the defendants in the Provincial Criminal Action were granted probation. All defendants have now completed the probationary period and, having complied with good behavior and community service requirements, have requested dismissal of the charges against them without admitting to any wrongdoing. On June 21, 2021, the Court issued a decision dismissing all charges against the defendants. The case is now closed.

Federal Criminal Matters
A federal criminal investigation was initiated by a Buenos Aires federal court (the “Federal Court”) based on the alleged failure of certain current and former federal and provincial government officials and individual directors of MAS to prevent the September 2015 incident (the “Federal Investigation”). On May 5, 2016, the National Supreme Court of Argentina limited the scope of the Federal Investigation to the potential criminal liability of the federal officials, ruling that the Federal Court does not have jurisdiction to investigate the solution release.
On April 11, 2018, the federal judge indicted three former federal officials, alleging breach of duty in connection with their actions and omissions related to the failure to maintain adequate environmental controls during 2015 and the case was sent to trial.
In June 2018, the federal judge ordered additional environmental studies in the communities downstream from the Veladero mine, but this order was overturned due to lack of jurisdiction by the Federal Supreme Court on October 8, 2020.

Glacier Investigation
On October 17, 2016, a separate criminal investigation was initiated by the federal judge overseeing the Federal Investigation based on the alleged failure of federal officials to regulate the Veladero mine under Argentina’s glacier legislation (the “Glacier Investigation”) with regard to the
September 2015 incident. On June 16, 2017, MAS submitted a motion to challenge the federal judge’s decision to assign the Glacier Investigation to himself, and to request that it be admitted as a party in order to present evidence supporting MAS. On September 14, 2017, the Federal Court of Appeals ordered the federal judge to consolidate the two investigations and clarified that MAS is not a party to the case and therefore does not have standing to seek the recusal of the federal judge, but nonetheless recognized MAS’ right to continue to participate in the case (without clarifying the scope of those rights).
On November 27, 2017, the federal judge indicted four former federal officials, alleging abuse of authority in connection with their actions and omissions related to the enforcement of Argentina’s glacier legislation. The Court of Appeals confirmed the indictments and on August 6, 2018, the case was assigned to a federal trial judge.
In total, six former federal officials were indicted under the Federal Investigation and the Glacier Investigation and will face trial. In 2019, one of the former federal officials, who was indicted on separate charges under both investigations, passed away and charges against him were dropped.
Due to the Argentine response to Covid-19 and a procedural challenge by one of the former federal officials, the oral arguments originally scheduled for April and May 2020 in this matter have been postponed and have not yet been rescheduled.

Veladero – Tax Assessment and Criminal Charges
On December 26, 2017, MAS received notice of a tax assessment (the “Tax Assessment”) for 2010 and 2011, amounting to ARS 543 million (approximately $6.5 million at the prevailing exchange rate at December 31, 2020), plus interest and fines. The Tax Assessment primarily claims that certain deductions made by MAS were not properly characterized, including that (i) the interest and foreign exchange on loans borrowed between 2002 and 2006 to fund Veladero’s construction should have been classified as equity contributions, and (ii) fees paid for intercompany services were not for services related to the operation of the Veladero mine.
On June 21, 2018, the Argentinean Federal Tax Authority (“AFIP”) confirmed the Tax Assessment, which MAS appealed to the Federal Tax Court on July 31, 2018. A hearing for the appeal has not yet been scheduled.
The Company filed Mutual Agreement Procedure applications in Canada on December 21, 2018, and in Argentina on March 29, 2019, pursuant to the Canada-Argentina Income Tax Convention Act (the “Canada-Argentina Tax Treaty”) to escalate resolution of the Tax Assessment to the competent authority (as defined in the Canada-Argentina Tax Treaty) in an effort to seek efficient resolution of the matter.
In November 2018, MAS received notice that AFIP filed criminal charges against current and former employees serving on its board of directors when the 2010 and 2011 tax returns were filed (the “Criminal Tax Case”).
Hearings for the Criminal Tax Case were held between March 25 and March 27, 2019. The defendants filed a motion to dismiss based on the statute of limitations, which was granted in part and appealed by the prosecution.
On June 2, 2021 the trial court issued a decision dismissing the Criminal Tax Case against the directors.
AFIP appealed and on September 24, 2021, the Mendoza Federal Court of Appeals partially reversed the trial court’s decision, ruling that there was insufficient evidence to either indict the directors or dismiss the case against them, and ordering additional investigation by the trial court. The Criminal Tax Case was remanded to the trial court in accordance with the decision of the Mendoza Federal Court of Appeals, and the trial court has ordered additional evidence to be prepared by the court-appointed expert.
The Company believes that the Tax Assessment and the Criminal Tax Case are without merit and intends to defend the proceedings vigorously.

Perilla Complaint
In 2009, Barrick Gold Inc. and Placer Dome Inc. were purportedly served in Ontario with a complaint filed in November 2008 in the Regional Trial Court of Boac (the “Court”), on the Philippine island of Marinduque, on behalf of two named individuals and purportedly on behalf of the approximately 200,000 residents of Marinduque. The complaint alleges injury to the economy and the ecology of Marinduque as a result of the discharge of mine tailings from the Marcopper mine into Calancan Bay, the Boac River, and the Mogpog River. Placer Dome Inc., which was acquired by the Company in 2006, had been a minority indirect shareholder of the Marcopper mine. The plaintiffs are claiming for abatement of a public nuisance allegedly caused by the tailings discharge and for nominal damages for an alleged violation of their constitutional right to a balanced and healthful ecology. In June 2010, Barrick Gold Inc. and Placer Dome Inc. filed a motion to have the Court resolve their unresolved motions to dismiss before considering the plaintiffs' motion to admit an amended complaint and also filed an opposition to the plaintiffs' motion to admit on the same basis. By Order dated November 9, 2011, the Court granted a motion to suspend the proceedings filed by the plaintiffs. It is not known when these motions or the outstanding motions to dismiss will be decided by the Court. To date neither the plaintiffs nor the Company has advised the Court of an intention to resume the proceedings. The Company intends to defend the action vigorously. No amounts have been recorded for any potential liability under this complaint, as the Company cannot reasonably predict the outcome.

Writ of Kalikasan
In February 2011, a Petition for the Issuance of a Writ of Kalikasan with Prayer for Temporary Environmental Protection Order was filed in the Supreme Court of the Republic of the Philippines (the “Supreme Court”) in Eliza M. Hernandez, Mamerto M. Lanete and Godofredo L. Manoy (the “Petitioners”) versus Placer Dome Inc. and Barrick Gold Corporation. In March 2011, the Supreme Court issued an En Banc Resolution and Writ of Kalikasan, directed service of summons on Placer Dome Inc. (“Placer Dome”) and the Company, ordered Placer Dome and the Company to make a verified return of the Writ within ten (10) days of service and referred the case to the Court of Appeal (the “Court”) for hearing. The Petition alleges that Placer Dome violated the Petitioners’ constitutional right to a balanced and healthful ecology as a result of, among other things, the discharge of tailings into Calancan Bay, the 1993 Maguila-Guila dam break, the 1996 Boac River tailings spill and failure of Marcopper to properly decommission the Marcopper mine. The Petitioners have pleaded that the Company is liable for the alleged actions and omissions of Placer Dome, which was a minority indirect shareholder of Marcopper at all relevant times, and is seeking orders requiring the Company to environmentally remediate the areas in and around the mine site that are alleged to have sustained environmental impacts. A Writ of Kalikasan brought under the then-new Rules of Procedure in Environmental Cases (the “Environmental Rules”) is intended to be a mechanism for speedy relief and the Environmental Rules impose rigid deadlines and other requirements on such proceedings, including that a petitioner file and serve all evidence on which it relies at the outset of the proceeding and a respondent file all evidence on which it relies within 10 days of being served. While the Company complied with this requirement and filed extensive affidavit evidence, including expert affidavits, at the time it filed its Return Ad Cautelam in April 2011, the Petitioners did not file any affidavits in support of their Writ and the only evidence filed or referenced by the Petitioners was various documents and news articles with no person testifying to their contents. The Company filed a motion challenging the Court’s jurisdiction over both the proceedings and the Company at the outset of the proceedings, and also challenged the constitutionality of the Environmental Rules pursuant to which the Petition was filed.
In October 2011, the proceedings were suspended to permit the Petitioners to explore the possibility of a settlement. Although discussions ended without a resulting settlement by December 2013, with the exception of a few inquiries by the Court as to the status of the settlement and the Petitioners’ intentions, the proceedings remained essentially inactive between October 2011 and September 2018 when the Petitioners sought to have the suspension lifted and the proceedings resume.
In March 2019, the Court lifted the suspension of proceedings. Between March 2019, when the suspension of proceedings was lifted and January 2020, the Court has: (i) rejected the Company’s constitutional objections and held that the Court has jurisdiction based on a “tentative” determination that the Company was doing business in the Philippines made exclusively on the basis of unproved allegations made by the Petitioners in their petition; (ii) directed a court-annexed mediation, which did not result in settlement; (iii) dismissed the Company’s arguments that the proceedings should be dismissed for delay, laches and due process reasons; (iv) conducted a preliminary case conference in January 2020; and (v) permitted the Petitioners to file late two affidavits in September 2019, over the Company’s objections. The Company has consistently challenged all adverse Court decisions, including by way of certiorari to the Supreme Court. In all instances, such attempts have been unsuccessful.
A tentative trial date in March 2020 was postponed due to the Philippine government's response to the Covid-19 pandemic. Subsequently, a September 2020 trial date was set, but later cancelled by the Court because of a late request by Petitioners’ counsel, over the objections of the Company.
Since June 2020, the Petitioners have taken numerous steps to attempt to seek to expand the issues for consideration by the Court in these proceedings beyond the scope of the original Writ and also to supplement the evidentiary record outside the strict limitations of the Environment Rules, including by: (i) filing a motion asking the Court to issue a Temporary Environmental Protection Order on broader grounds than those pleaded in the original Writ; (ii) filing a motion requesting a discovery order for the “ocular inspection” of various physical locations in or around the Marcopper Mine site on the basis of alleged issues not previously pleaded in the original Writ; and (iii) filing a motion days prior to a scheduled trial date seeking to cancel the trial date and revert the proceedings to the preliminary conference stage to allow the Petitioners to file additional evidence, to add additional individuals to their list of witnesses, and to file additional judicial affidavits on behalf of additional witnesses. The Company has objected to such steps in materials filed with the Court.
On October 27, 2020, the Province of Marinduque filed a Motion for Leave to Intervene and a Petition in Intervention in the Supreme Court (the “Intervention Motion”). In the Intervention Motion, the Province sought leave to intervene in the case and effectively also sought to expand the scope of relief to include claims regarding alleged maintenance and structural integrity issues of infrastructure at the Marcopper Mine site, amongst other issues not raised in the original Writ of Kalikasan. On November 17, 2020, the Supreme Court issued a Resolution referring the Intervention Motion to the Court; however, the Company did not receive notice of this Resolution until January 26, 2021. On January 21, 2021, the Court issued a resolution admitting the Intervention Motion before the Court, granting the Intervention Motion and accepting for filing the Petition in Intervention. The January 21, 2021 Resolution was issued without the Court affording the Company due process and an opportunity to respond to the merits of the Intervention Motion. On February 9, 2021 the Company filed a Motion for Partial Reconsideration of the January 21, 2021 Resolution seeking to set aside the granting of the Intervention Motion by the Court and to have the Intervention Motion dismissed.
On November 25, 2020, the Court set a new trial date of December 2, 2020. The trial began on December 2, 2020, with the Petitioners calling a new witness not disclosed prior to September 2020 and stating their intention to call seven more unspecified witnesses. The Company has made multiple filings and submissions recording its objections to the Petitioners being permitted to call witnesses whose affidavits have been delivered outside the prescribed time requirements and years after the Company has filed its evidence in response to the Petitioners claims.
On January 7, 2021, the Petitioners filed an urgent motion to cancel the second trial date scheduled for January 11, 2021 on the basis that the witness they intended to call would not be able to appear at the hearing. The Company objected. Although the Court issued an order dismissing the Petitioners’ request to cancel the January 11, 2021 hearing date, the Court nevertheless effectively granted the relief sought by the Petitioners by acknowledging that the Petitioners’ next witness could be called instead on the reserved hearing date on January 27, 2021.
On January 21, 2021, the Court ruled on the Company’s objections to the Petitioners being permitted to call witnesses whose affidavits are delivered late and ordered the Petitioners to submit all of their remaining judicial affidavits within a non-extendable 15 days from notice (by February 10, 2021). It is not clear how many additional witnesses the Petitioners intend to call or will be permitted to call. The Company intends to seek reconsideration of this ruling.
The Petitioners called one witness on January 27, 2021. One additional judicial affidavit was delivered by the Petitioners by February 10, 2021 and the Petitioners manifested their intention to introduce additional evidence without judicial affidavits. The Company objected to Petitioners’ manifested intention as well as to the admissibility of the additional judicial affidavit delivered by the Petitioners.
On February 17, 2021, the Province of Marinduque filed a Motion to Implead asking the Court of Appeal to add Marcopper Mining Corporation as a respondent. On March 1, 2021, the Company filed both a Manifestation submitting that the Motion to Implead is premature in light of the Company’s Motion for Partial Reconsideration filed February 9, 2021, and an Opposition to the Motion to Implead. The February 24, 2021 hearing date did not proceed.
On March 26, 2021, the Company filed a Petition for Certiorari in the Supreme Court seeking to set aside the Court of Appeals’ rulings of November 25, 2020 and January 21, 2021 relating to the Petitioners’ ability to call additional witnesses and file additional judicial affidavits.
On June 14, 2021, the Court of Appeals released a Resolution denying the Company’s Motion for Partial Reconsideration filed February 9, 2021 as well as the Province of Marinduque’s Motion to Implead Marcopper Mining Corporation as a respondent.
On June 25, 2021, the Company filed a Return Ad Cautelam in response to the Province of Marinduque’s Petition for Intervention.
On July 2, 2021, the Province of Marinduque filed a Motion for Reconsideration of the June 14, 2021 Resolution of the Court of Appeals denying the Motion to Implead Marcopper Mining Corporation as a respondent. On July 15, 2021, the Company filed its Comment Ad Cautelam in response to the Province of Marinduque’s Motion for Reconsideration.
On July 26, 2021, the Petitioners filed their Formal Offer of Evidence, which formally concludes the Petitioners’ evidence portion of the trial. The Company responded to and opposed the Petitioners’ Offer of Evidence on October 27, 2021.
On September 10, 2021, the Company filed a Petition for Certiorari of the January 21, 2021 and June 14, 2021 Resolutions of the Court of Appeals, which granted the Province of Marinduque leave to intervene in the Writ of Kalikasan proceeding and denied the Company’s Motion for Partial Reconsideration of that decision. The Company’s
Petition for Certiorari of the January 21, 2021 and June 14, 2021 Resolutions of the Court of Appeals was dismissed by the Supreme Court of the Philippines on November 10, 2021.
Court filing deadlines in the Philippines were suspended from August 4, 2021 until October 18, 2021 due to Covid-19 quarantine requirements.
On November 2, 2021, the Company filed a Motion to Strike and Reply in respect of the Province of Marinduque’s Petition in Intervention.
The next trial date has not been scheduled.
No amounts have been recorded for any potential liability under this matter, as the Company cannot reasonably predict the outcome. The Company intends to continue to defend the action vigorously.

Reko Diq Arbitration
Barrick currently indirectly holds 50% of the shares of Tethyan Copper Company Pty Limited (“TCC”), with Antofagasta plc (“Antofagasta”) indirectly holding the other 50%. On November 15, 2011, the Government of the Province of Balochistan notified Tethyan Copper Company Pakistan (Private) Limited (“TCCP”) (the local operating subsidiary of TCC) of the rejection of TCCP’s application for a mining lease for the Reko Diq project, to which TCCP was lawfully entitled subject only to "routine" government requirements. On November 28, 2011, TCC filed a request for international arbitration against the Government of Pakistan (“GOP”) with the International Centre for Settlement of Investment Disputes (“ICSID”) asserting breaches of the Bilateral Investment Treaty (“BIT”) between Australia (where TCC is incorporated) and Pakistan.
On March 20, 2017, the Tribunal issued its decision, rejecting the GOP’s position. In March 2019, ICSID closed the record in the arbitration.
In July 2019, ICSID awarded $5.84 billion in damages to TCC in relation to the arbitration claims and unlawful denial of a mining lease for the Reko Diq project (the “ICSID Award”). Damages include compensation of $4.087 billion in relation to the fair market value of the Reko Diq project at the time the mining lease was denied, and interest until the date of the ICSID Award of $1.753 billion. Compound interest continues to apply at a rate of US Prime +1% per annum until the ICSID Award is paid.
In November 2019, the GOP applied to annul TCC’s damages award, which resulted in an automatic stay on TCC from pursuing enforcement action.  ICSID has constituted a committee (the “Annulment Committee”) to hear the annulment application, consisting of a president from South Korea and additional members from Mexico and Finland.
On September 17, 2020, with respect to the automatic stay of enforcement of the July 12, 2019 ICSID Award, the Annulment Committee ruled that: (i) the stay of enforcement of the ICSID Award would be continued on a conditional basis; (ii) Pakistan shall provide an unconditional and irrevocable bank guarantee or letter of credit for 25% of the ICSID Award, plus accrued interest as of the date of the decision, from a reputable international bank based outside of Pakistan, pledged in favor of TCC and to be released on the order of the Committee; (iii) Pakistan shall provide the Annulment Committee with a letter signed by Pakistan’s Minister of Finance or the official having full authority to bind Pakistan that, to the extent the ICSID Award is not annulled, it undertakes to recognize and pay the ICSID Award in compliance with its obligations under the ICSID convention; and (iv) should Pakistan not furnish the security and undertaking in the terms as set out above, to the satisfaction of the Annulment Committee, within 30 days after notification of the decision, the stay of enforcement in the amount of 50% of the ICSID Award, plus accrued interest as of the date of the decision, shall be lifted.
If Pakistan does not satisfy its security and undertaking obligation, in order to commence collection TCC must within 30 days satisfy two conditions: (1) establish an escrow account under the sole control of an international escrow agent and under the direction of the
Annulment Committee into which any collected amounts will be placed; and (2) provide “an undertaking, to the satisfaction of the Annulment Committee, that, if the ICSID Award is annulled, TCC will pay any amounts that Pakistan cannot recover from the escrow account that will hold assets obtained from enforcement, excluding those amounts due to Pakistan’s third-party creditors.” To date, Pakistan has not posted the surety or undertaking.
On November 20, 2020, TCC commenced collection actions in the British Virgin Islands ("BVI"). On December 3, 2020, the BVI Court recognized the ICSID Award, issued a provisional charging order against shares of PIA Investments, Minhal Inc. and PIA Hotels, companies TCC alleges to be assets of the GOP, injunctions against dissipation of value and or redomiciling those companies, and receivership over the assets of those companies. On May 25, 2021, at the behest of the GOP, the BVI Court dissolved the provisional charging order and the injunctions. TCC appealed the BVI Court’s decision to dissolve the order and injunctions to the Eastern Caribbean Supreme Court and is vigorously prosecuting the appeal.
On March 16, 2021, ICSID registered a request for revision filed by the GOP, resulting in a provisional stay on enforcement of the ICSID Award. The original panel that decided the case has reconstituted itself to hear the revision request. On September 7, 2021, the panel rejected Pakistan’s request to continue the provisional stay on enforcement of the ICSID Award and lifted it. TCC is vigorously opposing the revision request.
The Annulment Committee held its merits hearing on May 26 through 29, 2021. The decision of the Annulment Committee is pending.
The Company has been engaging with the GOP to discuss a mutually acceptable framework agreement for the potential development of the Reko Diq project. These discussions are ongoing, and the parties may not agree on terms for the development of the project and resolution of TCC’s dispute with the GOP. TCC is continuing to protect its right to payment under the ICSID Award while negotiations continue.
The Company cannot reasonably estimate the financial effect of the ICSID Award. No amounts have been recognized at this time.

Porgera Special Mining Lease Extension
Porgera's Special Mining Lease (“SML”) terminated on August 16, 2019. The Company applied for a 20-year extension of the SML in June 2017 and has been engaging with the Government of Papua New Guinea on this matter since then. On August 2, 2019, the National Court of Papua New Guinea ruled that the provisions of the country’s 1992 Mining Act applied to the Porgera gold mine, thus allowing it to continue operating while the application to extend its SML was being considered.
On April 25, 2020, the Porgera gold mine was put on care and maintenance, after Barrick Niugini Limited (“BNL”), the 95% owner and operator of the Porgera joint venture, received a communication from the Government of Papua New Guinea that its application for the 20-year extension of the SML had been refused. While the Company believed the Government’s decision not to extend the SML was tantamount to nationalization without due process and in violation of the Government’s legal obligations to BNL, it nevertheless engaged in discussions with Prime Minister Marape and his Government to agree on a revised arrangement under which the Porgera mine could be reopened, for the benefit of all stakeholders involved.
On April 9, 2021, BNL signed a binding Framework Agreement with the Independent State of Papua New Guinea (“PNG”) and Kumul Minerals Holdings Limited (“Kumul Minerals”), a state-owned mining company, setting out the terms and conditions for the reopening of the Porgera mine. On February 3, 2022, the Framework Agreement was replaced by the more detailed Porgera Project Commencement Agreement (the “Commencement Agreement”). The Commencement Agreement was signed by PNG, Kumul Minerals, BNL and its affiliate Porgera (Jersey) Limited on October 15, 2021, and it became effective on February 3, 2022, following signature by Mineral Resources Enga Limited (“MRE”), the holder of the remaining 5% of the original Porgera joint venture. The Commencement Agreement reflects the commercial terms previously agreed to under the Framework Agreement, namely that PNG stakeholders will receive a 51% equity stake in the Porgera mine, with the remaining 49% to be held by BNL or an affiliate. BNL is jointly owned on a 50/50 basis by Barrick and Zijin Mining Group. Accordingly, following the implementation of the Commencement Agreement, Barrick’s current 47.5% interest in the Porgera mine is expected to be reduced to a 24.5% interest as reflected in Barrick’s reserve and resource estimates for Porgera. BNL will retain operatorship of the mine. The Commencement Agreement also provides that PNG stakeholders and BNL and its affiliates will share the economic benefits derived from the reopened Porgera Mine on a 53% and 47% basis over the remaining life of mine, respectively, and that the Government of PNG will retain the option to acquire BNL’s or its affiliate’s 49% equity participation at fair market value after 10 years.
The provisions of the Commencement Agreement will be implemented, and work to recommence full mine operations at Porgera will begin, following the execution of a number of definitive agreements and satisfaction of a number of conditions. These include a Shareholders Agreement among the shareholders of a new Porgera joint venture company, an Operatorship Agreement pursuant to which BNL will operate the Porgera mine, as well as a Mine Development Contract to accompany the new Special Mining Lease (“SML”) that the new Porgera joint venture company will apply for following its incorporation. Under the terms of the Commencement Agreement, BNL will remain in possession of the site and maintain the mine on care and maintenance.
In the meantime, under standstill arrangements contemplated by the Commencement Agreement, all legal and arbitral proceedings previously initiated by the parties in relation to the Porgera dispute are to be suspended. These proceedings include Judicial Review actions filed by BNL against the Government of Papua New Guinea in April and September 2020, and international arbitration initiated by Barrick (PD) Australia Pty Limited, the Company’s subsidiary and an investor in the Porgera mine, before the World Bank’s International Centre for Settlement of Investment Disputes (“ICSID”) in September 2020.
In December 2021, a group of local landowners known as the Justice Foundation for Porgera initiated a proceeding in the Papua New Guinea Supreme Court in which they seek a declaration that as customary landowners they own and can mine the minerals situated on their customary lands including at the Porgera mine, and that certain provisions of the Mining Act and related provisions of the Papua New Guinea Constitution are invalid.
BNL intends to intervene in this matter to protect its rights under the Commencement Agreement and will defend its position vigorously.
On February 10, 2022, the Company was informed that certain directors of a shareholder of MRE have sought standing to challenge the validity of MRE’s signature of the Commencement Agreement and this matter has been referred to mediation to which BNL is not a party.

Porgera Tax Audits
In April 2020, BNL received a position paper from the Internal Revenue Commission ("IRC") in Papua New Guinea asserting various proposed adjustments and other tax liabilities amounting to $131 million (not including penalties, based on the kina foreign exchange rate as at December 31, 2021) arising from tax audits of BNL conducted for 2006 through 2015. BNL responded to the position paper on June 30, 2020. On October 2, 2020, BNL received amended assessments from the IRC which increased the amount of proposed adjustments and other taxes to $485 million (including penalties, based on the kina foreign exchange rate as at December 31, 2021). The Company has reviewed the amended assessments and concluded that there is no merit to the IRC’s tax audit adjustments, except for certain immaterial items for which a provision had already been made. BNL filed objections to the amended assessments on November 30, 2020 in accordance with the Papua New Guinea Income Tax Act, and the Company remains in discussions with the IRC with respect to this matter.
The Company intends to defend its position vigorously and has not recorded any additional estimated amounts for the potential liability arising from the amended assessments as the Company cannot reasonably predict the outcome.

Tanzania – Concentrate Export Ban and Related Disputes
On March 3, 2017, the GoT announced a general ban on the export of metallic mineral concentrates (the "Ban") following a directive made by the President to promote the creation of a domestic smelting industry. Following the directive, Acacia ceased all exports of its gold/copper concentrate (“concentrate”) including containers previously approved for export prior to the Ban located at the port in Dar es Salaam.
During the second quarter of 2017, the GoT initiated investigations which resulted in allegations of historical undeclared revenue and unpaid taxes by Acacia and its predecessor companies. Acacia subsequently received adjusted assessments for the tax years 2000-2017 from the Tanzania Revenue Authority for a total amount of approximately $190 billion for alleged unpaid taxes, interest and penalties. In addition, following the end of the third quarter of 2017, Acacia was served with notices of conflicting adjusted corporate income tax and withholding tax assessments for tax years 2005 to 2011 with respect to Acacia’s former Tulawaka joint venture, and demands for payment, for a total amount of approximately $3 billion. Acacia disputed these assessments through arbitration and the Tanzanian tax appeals process, respectively.
In addition to the Ban, new and amended legislation was passed in Tanzania in early July 2017, including various amendments to the 2010 Mining Act and a new Finance Act. The amendments to the 2010 Mining Act increased the royalty rate applicable to metallic minerals such as gold, copper and silver to 6% (from 4%), and the new Finance Act imposes a 1% clearing fee on the value of all minerals exported from Tanzania from July 1, 2017. In January 2018, new Mining Regulations were announced by the GoT introducing, among other things, local content requirements, export regulations and mineral rights regulations, the scope and effect of which remain under review. Barrick continued to monitor the impact of new legislation in light of Acacia's Mineral Development Agreements with the GoT.
On October 19, 2017, Barrick announced that it had agreed with the GoT on a proposed framework for a new partnership between Acacia and the GoT. Acacia did not participate directly in these discussions as the GoT had informed Barrick that it wished to continue dialogue solely with Barrick. Barrick and the GoT also agreed to form a working group that would focus on the resolution of outstanding tax claims against Acacia. Key terms of the proposed framework announced by Barrick and the GoT included (i) the creation of a new Tanzanian company to provide management services to Acacia’s Bulyanhulu, Buzwagi and North Mara mines and all future operations in the country with key officers located in Tanzania and Tanzanian representation on the board of directors; (ii) maximization of local employment of Tanzanians and procurement of goods and services within Tanzania; (iii) economic benefits from Bulyanhulu, Buzwagi and North Mara to be shared on a 50/50 basis, with the GoT’s share delivered in the form of royalties, taxes and a 16% free carry interest in Acacia’s Tanzanian operations; and (iv) in support of the working group’s ongoing efforts to resolve outstanding tax claims, Acacia would make a payment of $300 million to the GoT, staged over time, on terms to be settled by the working group. Barrick and the GoT also reviewed the conditions for the lifting of the Ban.
On February 20, 2019, Barrick announced that it had arrived at a proposal with the GoT that set forth the commercial terms to resolve outstanding disputes concerning Acacia’s operations in Tanzania.
On May 19, 2019, the GoT Negotiating Team wrote to Acacia’s three Tanzanian operating companies (the “TMCs”) to indicate that the GoT had resolved not to proceed to execute final agreements for the resolution of Acacia’s disputes if Acacia was one of the counterparties to the agreements.
On July 12, 2019, Acacia’s North Mara mine received a letter from the Mining Commission of the Tanzanian Ministry of Minerals informing it that the Mining Commission is soon to conduct an inspection of North Mara's gold production (the "No Export Letter"). The No Export Letter stated that export permits for gold shipments from North Mara would be issued following completion of this inspection.
Following an investigation conducted by the Mining Commission on July 30 and 31, 2019, the North Mara mine received a letter from the Mining Commission (the “Inspection Findings Letter”) stating that it believes that certain provisions of the Mining Regulations, 2010 were violated and directing the North Mara mine to submit a feasibility study report and current mine plan for its approval by August 16, 2019. The Inspection Findings Letter also authorized the resumption of gold exports from North Mara subject to its adherence to the export procedure.
On July 19, 2019, the Acacia Transaction Committee Directors and Barrick published a firm offer announcement pursuant to Rule 2.7 of the City Code on Takeovers and Mergers (“Rule 2.7 Announcement”) announcing that they had reached agreement on the terms of a recommended final offer by Barrick for the ordinary share capital of Acacia that Barrick did not already own, with the belief that the recommended final offer would enable Barrick to finalize the terms of a full, final and comprehensive settlement of all of Acacia’s existing disputes with the GoT. To facilitate this and in anticipation of the Rule 2.7 Announcement, on July 17, 2019, Acacia announced that Bulyanhulu Gold Mine Limited and Pangea Minerals Limited would immediately seek a stay of their international arbitration proceedings with the GoT.
On September 12, 2019, the High Court of Justice in England and Wales made an order sanctioning the scheme of arrangement under Part 26 of the Companies Act 2006 (the "Scheme"), and on September 17, 2019, Barrick completed the acquisition of all of the shares of Acacia that the Company did not already own pursuant to the Scheme. Acacia ceased trading on the London Stock Exchange and became a wholly-owned subsidiary of Barrick called Barrick TZ Limited.
On October 20, 2019, Barrick announced that it had reached an agreement with the GoT to settle all disputes between the GoT and the mining companies formerly operated by Acacia but now managed by Barrick.  The final agreements were submitted to the Tanzanian Attorney General for review and legalization.
The terms of the signed agreement are consistent with those previously announced, including the payment of $300 million to settle all outstanding tax and other disputes (the “Settlement Payment”); the lifting of the concentrate export ban; the sharing of future economic benefits from the mines on a 50/50 basis; and a dispute resolution mechanism that provides for binding international arbitration. The 50/50 division of economic benefits will be maintained through an annual true-up mechanism, which will not account for the Settlement Payment.
The Settlement Payment will be paid in installments, with an initial payment of $100 million which was paid to the GoT following the resumption of mineral concentrate exports. Five subsequent annual payments of $40 million each will be made, starting on the first anniversary of the fulfillment of all conditions of the signed agreement, subject to certain cash flow conditions.
On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga (“Twiga”) at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. The GoT received a free carried shareholding of 16% in each of the Tanzania mines (Bulyanhulu, Buzwagi and North Mara), a 16% interest in the shareholder loans owed by the operating companies and will receive its half of the economic benefits from taxes, royalties, clearing fees and participation in all cash distributions made by the mines and Twiga, after the recoupment of capital investments. Twiga will provide management services to the mines.
In October 2020, Twiga paid a maiden interim cash dividend of $250 million, of which $40 million was paid to the GoT.
Barrick and the GoT continue efforts to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.
See note 21 of these Financial Statements for impairment losses/reversals arising from these matters.

Tanzanian Revenue Authority Assessments
The Tanzanian Revenue Authority (“TRA”) issued a number of tax assessments to Acacia related to past taxation years from 2002 onwards. Acacia believed that the majority of these assessments were incorrect and filed objections and appeals accordingly in an attempt to resolve these matters by means of discussions with the TRA or through the Tanzanian appeals process. Overall, it was Acacia’s assessment that the relevant assessments and claims by the TRA were without merit.
The claims include an assessment issued to Acacia in the amount of $41.3 million for withholding tax on certain historic offshore dividend payments paid by Acacia (then African Barrick Gold plc) to its shareholders from 2010 to 2013. Acacia appealed this assessment on the substantive grounds that, as an English incorporated company, it was not resident in Tanzania for taxation purposes. In August 2020, the Tanzanian Court of Appeal found African Barrick Gold plc (now called Barrick TZ Limited) to be tax resident in Tanzania upholding an earlier decision from the Tanzania Revenue Authority, and that as a result, withholding tax was payable on the dividends of $41.3 million, plus accrued interest, previously declared and paid between 2010 to 2013, inclusive. During October 2020, Barrick TZ Limited filed a motion for the Court of Appeal to review this decision with written submissions following in December 2020. No date has been set for the Court of Appeal to review its decision.
Further TRA assessments were issued to Acacia in January 2016 in the amount of $500.7 million, based on an allegation that Acacia was resident in Tanzania for corporate and dividend withholding tax purposes. The corporate tax assessments were levied on certain of Acacia’s net profits before tax. Acacia appealed these assessments at the TRA Board level. Acacia’s substantive grounds of appeal were based on the correct interpretation of Tanzanian permanent establishment principles and law, relevant to a non-resident English incorporated company.
In addition, the TRA issued adjusted tax assessments totaling approximately $190 billion for alleged unpaid taxes, interest and penalties, apparently issued in respect of alleged and disputed under-declared export revenues, and appearing to follow on from the announced findings of the First and Second Presidential Committees. For more information about these adjusted tax assessments, see “Tanzania - Concentrate Export Ban and Related Disputes” above.
On October 20, 2019, Barrick announced that it had reached an agreement with the GoT to settle all disputes between the GoT and the mining companies formerly operated by Acacia but now managed by Barrick.  The final agreements were submitted to the Tanzanian Attorney General for review and legalization.
On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga Minerals Corporation at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the Government of Tanzania (“GoT”) and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. The GoT will receive a free carried shareholding of 16% in each of the former Acacia mines (Bulyanhulu, Buzwagi and North Mara), and will receive its half of the economic benefits from taxes, royalties, clearing fees and participation in all cash distributions made by the mines and Twiga, after the recoupment of capital investments.
The terms of the signed agreement are consistent with those previously announced, including the Settlement Payment; the lifting of the concentrate export ban; the sharing of future economic benefits from the mines on a 50/50 basis; and a dispute resolution mechanism that provides for binding international arbitration. The 50/50 division of economic benefits will be maintained through an annual true-up mechanism, which will not account for the Settlement Payment.
The Settlement Payment will be paid in installments, with an initial payment of $100 million which was paid to the GoT following the resumption of mineral concentrate exports. Five subsequent annual payments of $40 million each will be made, starting on the first anniversary of the fulfillment of all conditions of the signed agreement, subject to certain cash flow conditions.
All of the tax disputes with the TRA were considered resolved as part of the settlement with the GoT described above under "Tanzania – Concentrate Export Ban and Related Disputes." As noted above, Barrick and the GoT continue efforts to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.

Zaldívar Chilean Tax Assessment
On August 28, 2019, Barrick's Chilean subsidiary that holds the Company's interest in the Zaldívar mine, Compañía Minera Zaldívar Limitada ("CMZ"), received notice of a tax assessment from the Chilean Internal Revenue Service ("Chilean IRS") amounting to approximately $1 billion in outstanding taxes, including interest and penalties (the "Zaldívar Tax Assessment"). The Zaldívar Tax Assessment primarily claims that CMZ improperly claimed a deduction relating to a loss on an intercompany transaction prior to recognizing and offsetting a capital gain on the sale of a 50% interest by CMZ in the Zaldívar mine to Antofagasta in 2015. CMZ filed an administrative appeal with the Chilean IRS on October 14, 2019. Following initial meetings with CMZ, the Chilean IRS agreed with CMZ’s position and reduced the Assessment to $678 million (including interest and penalties as at December 31, 2021). CMZ will continue discussions with the Chilean IRS, prior to the authority's final decision.
On March 17, 2020, Compañía Minera Zaldívar Limitada ("CMZ"), Barrick’s Chilean subsidiary that holds the Company’s interest in the Zaldívar mine, filed a claim against the Chilean IRS at the Tax Court of Coquimbo (the “Tax Court”) to nullify the tax assessment relating to the sale of a 50% interest by CMZ in the Zaldívar mine to Antofagasta in 2015 (the “2015 Tax Assessment”). The Chilean IRS filed their response to CMZ’s claim on April 13, 2020.
On May 22, 2020, the Tax Court held a conciliation hearing which did not result in the resolution of the matter. The Tax Court then granted a joint proposal from CMZ and the Chilean IRS to suspend the legal case until October 2020 while settlement discussions continue.
In April 2020, the Chilean IRS initiated an audit of CMZ for 2016 relating to the same claims included in the 2015 Tax Assessment. This audit resulted in a new tax assessment against CMZ (the “2016 Tax Assessment”). On September 9, 2020, CMZ filed a claim at the Tax Court to nullify the 2016 Tax Assessment and the Chilean IRS filed its response on October 7, 2020.
On September 29, 2020, the Tax Court approved CMZ's request to consolidate its challenges to the 2015 and 2016 Tax Assessments (collectively, the “Zaldívar Tax Assessments”) in a single proceeding. Court proceedings have been delayed as a result of the Covid-19 pandemic, but are expected to commence in March 2022.
The Company believes that the Zaldívar Tax Assessments are without merit and intends to vigorously defend its position. No amounts have been recorded for any potential liability arising from the Zaldívar Tax Assessments as the Company cannot reasonably predict the outcome.

Massawa Senegalese Tax Dispute
The Company received a Notice for Reassessment, dated May 7, 2020, from the Senegalese Tax Authority (“SRA”) asserting capital gains and withholding tax liabilities and penalties of approximately $228 million (as calculated at December 31, 2020) arising from the disposal of the subsidiary that held the Company’s interest in the Massawa project in March 2020. The amount was subsequently reduced to $216 million (as calculated at December 31, 2020) in a Confirmation of Reassessment dated July 13, 2020. The Company has reviewed the Notice for Reassessment and the Confirmation of Reassessment and has concluded that the proposed tax claims are without merit as Massawa’s mining convention with the State of Senegal specifically precludes them. The Company submitted its responses to the SRA on June 5, 2020 and September 2, 2020.
On March 10, 2021, the Company filed an application with the International Chamber of Commerce (“ICC”) in Paris in accordance with the Mining Convention for Gold and Related Substances, dated November 24, 2003, pertaining to the Senegal mining code between the Government of the Republic of Senegal and the Company. On July 16, 2021, the ICC confirmed the appointment of three arbitrators to the tribunal.
On September, 21 2021, the Company and the Government of the Republic of Senegal settled the Massawa tax dispute. On December 16, 2021, the ICC confirmed that both parties had agreed to withdraw from the arbitration and the matter is now settled.
The settlement amount has been paid by the Company and no provision has been retained for this matter.

Kibali Customs Dispute
At the end of January and in early February 2022, Kibali Goldmines SA, which owns and operates the Kibali gold mine in the Democratic Republic of the Congo, received fifteen claims from the Direction Générale des Douanes et Accises (“Customs Authority”) concerning customs duties. The Customs Authority claims that incorrect import duty tariffs have been applied to the importation of certain consumables and equipment for the Kibali gold mine. In addition, they claim that the exemption available to Kibali Goldmines SA, which was granted in relation to the original mining lease, no longer applies. Finally, the Customs Authority claims that a service fee paid on the exportation of gold was paid to the wrong government body. The claims, including substantial penalties and interest, total $339 million.
The Company has examined the Customs Authority claims and concluded that they are without merit, as they seek to challenge established customs practices which have been accepted by the Customs Authority for many years and, where relevant, are in line with ministerial instruction letters. No amounts have been recorded for any potential liability arising from these claims as the Company cannot reasonably predict the outcome. The Company will vigorously defend its position that the Customs Authority claims are unfounded.